                                                                     EXHIBIT 4.1

NUMBER                                                               SHARES
 C O          INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION

                                                               See Reverse for
                                                             Certain Definitions

                     20,000,000 SHARES PAR VALUE $.01 EACH
                                 COMMON STOCK


THIS IS TO CERTIFY THAT                                          IS THE OWNER OF
                        ----------------------------------------

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            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION

 transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

 Dated



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                              SECRETARY                                PRESIDENT

        THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

        TEN COM        -as tenants in common                 UNIF GIFT MIN ACT- ......... CUSTODIAN .........
                                                                                 (CUST)              (MINOR)
        TEN ENT        -AS TENANTS BY THE ENTIRETIES         UNDER UNIFORM GIFTS TO MINORS
                                                             ACT...................................
        JT TEN -       AS JOINT TENANTS WITH RIGHT OF           (STATE)
                       SURVIVORSHIP AND NOT AS TENANTS
                       IN COMMON
                       ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THROUGH NOT IN THE ABOVE LIST

For value received                      hereby sell, assign and transfer unto
                   --------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

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                                                                        Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
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to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

   Dated                                 19
         -------------------------------   --
               In presence of

                                                 -------------------------------

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  NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.